UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2009

A. SCHULMAN, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-7459	34-0514850
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3550 West Market Street, Akron, Ohio	44333
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 666-3751

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On June 29, 2009, A. Schulman, Inc. (the “Company”) announced that on June 25, 2009, its board of directors approved a plan to cease the operation of its Invision® sheet production line at the Company’s Sharon Center, Ohio manufacturing facility, by the end of the fourth quarter of fiscal year 2009. A press release detailing the Company’s decision is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 2.06 MATERIAL IMPAIRMENTS.

The disclosure set forth above in response to Item 2.05 is also provided in response to Item 2.06.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated June 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.

By: /s/ David C. Minc
David C. Minc
Vice President, General Counsel and Secretary

Date: June 29, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated June 29, 2009.